PRAF-P1 04/25 Prospectus Supplement	April 28, 2025

Putnam Retirement Advantage 2025 Fund

Prospectus dated December 30, 2024

Franklin Advisers, Inc. (“Franklin Advisers”) has recommended, and the Board of Trustees of each of Putnam Retirement Advantage 2025 Fund (“2025 Fund”) and Putnam Retirement Advantage Maturity Fund (“Maturity Fund”), has approved the merger of the 2025 Fund into the Maturity Fund. On or about July 18, 2025, the 2025 Fund’s target allocations are expected to correspond to those of the Maturity Fund, a fund that seeks as high a rate of current income as Franklin Advisers believes is consistent with preservation of capital. Franklin Advisers is the investment manager of the 2025 Fund and the Maturity Fund. Franklin Advisers and the 2025 Fund’s Board of Trustees believe that the merger is in the best interests of the 2025 Fund and its shareholders.

Although completion of the merger is subject to a number of conditions, shareholder approval of the merger is not required. The merger is currently expected to close on or about July 28, 2025, with the net asset value of the shares to be issued in the merger expected to be determined on or about July 25, 2025. The merger is expected to be a tax-free reorganization for federal income tax purposes.

Effective on or about June 5, 2025, the 2025 Fund will be closed to new accounts. Effective on or about July 23, 2025, the 2025 Fund will not accept any additional purchases or exchanges. The 2025 Fund reserves the right to change this policy at any time. At any time before the merger closes, you can sell your shares back to the 2025 Fund or exchange them for shares of another Putnam fund on any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at franklintempleton.com. Some restrictions may apply. Any gain resulting from the sale or exchange of your shares generally will be subject to tax.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Maturity Fund, nor is it a solicitation of any proxy. For more information regarding the Maturity Fund, or to receive a free copy of the prospectus relating to the merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus relating to the merger will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the prospectus relating to the merger carefully before making any investment decisions.

In addition, the following changes are made effective immediately:

•	For the 2025 Fund, the following language replaces similar disclosure in the fifth paragraph under the heading “Investments” in the subsection Investments, risks, and performance in the section Fund summary of the fund’s prospectus:

The fund’s target allocations may differ from the allocations shown in the table. We may change the glide path, the fund’s target allocations, and the underlying funds in which it invests at any time, although we expect these changes to be infrequent and generally in response to longer-term structural changes (i.e., in the average retirement age or life expectancy) that lead the fund’s portfolio managers to determine that a change is advisable. We assume investors will begin gradual withdrawals from the fund at or around the target date. As the target date year of the fund approaches, the fund’s target allocations will increasingly correspond closely to those of Putnam Retirement Advantage Maturity Fund (Maturity Fund), a fund that seeks as high a rate of current income as the Investment Manager believes is consistent with preservation of capital, and the fund will be merged into Maturity Fund prior to the end of the target year as determined by the Investment Manager in its discretion.

•	For the Maturity Fund, the following language replaces the subsection Investor profile in the section Fund Summary of the fund’s prospectus:

The fund is designed for investors in or near retirement or otherwise seeking an investment for use with a periodic withdrawal program. Investors are encouraged to seek the assistance of a financial advisor in developing a periodic withdrawal program that is appropriate to their personal investment goals and financial circumstances. The fund also serves as the fund into which each of the Putnam Retirement Advantage Funds will be merged before the end of the target date year of the Putnam Retirement Advantage Fund. The fund makes no representations regarding its suitability for any particular investor or periodic withdrawal program. Investors should understand that pursuing higher returns may involve higher volatility and that a fund’s performance results may not be sustainable.

Shareholders should retain this Supplement for future reference.